Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$2,195,366	$1,703,130
Short-term investments	1,020,083	2,218,108
Accounts receivable, net	161,080	69,940
Mortgage loans held for sale	221,390	330,758
Inventory	3,758,207	491,293
Prepaid expenses and other current assets	143,756	75,846
Restricted cash	331,019	75,805
Total current assets	7,830,901	4,964,880
Contract cost assets	41,225	50,719
Beneficial interest in securitization	24,902	—
Property and equipment, net	202,450	196,152
Right of use assets	158,841	187,960
Goodwill	2,374,801	1,984,907
Intangible assets, net	195,038	94,767
Other assets	9,481	7,175
Total assets	$10,837,639	$7,486,560
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$30,891	$18,974
Accrued expenses and other current liabilities	261,547	94,487
Accrued compensation and benefits	59,858	47,666
Borrowings under credit facilities	2,674,335	670,209
Deferred revenue	54,200	48,995
Lease liabilities, current portion	29,437	28,310
Total current liabilities	3,110,268	908,641
Lease liabilities, net of current portion	174,433	207,723
Long-term debt	1,766,238	1,613,523
Other long-term liabilities	15,714	14,857
Total liabilities	5,066,653	2,744,744
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	19	17
Additional paid-in capital	7,176,633	5,880,883
Accumulated other comprehensive income	151	164
Accumulated deficit	(1,405,824)	(1,139,255)
Total shareholders’ equity	5,770,986	4,741,816
Total liabilities and shareholders’ equity	$10,837,639	$7,486,560

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Homes	$1,186,158	$187,105	$2,667,455	$1,411,230
IMT	480,195	415,389	1,402,613	1,026,394
Mortgages	70,290	54,198	194,995	113,241
Total revenue	1,736,643	656,692	4,265,063	2,550,865
Cost of revenue (1):
Homes	1,422,899	183,056	2,775,024	1,353,715
IMT	51,371	49,992	141,852	145,399
Mortgages	21,790	10,725	62,089	24,540
Total cost of revenue	1,496,060	243,773	2,978,965	1,523,654
Gross profit	240,583	412,919	1,286,098	1,027,211
Operating expenses:
Sales and marketing (1)	294,354	155,894	721,743	525,005
Technology and development (1)	111,491	94,774	360,255	292,762
General and administrative (1)	113,130	85,804	328,686	263,384
Impairment costs	—	—	—	76,800
Acquisition-related costs	3,235	—	7,723	—
Total operating expenses	522,210	336,472	1,418,407	1,157,951
Income (loss) from operations	(281,627)	76,447	(132,309)	(130,740)
Gain (loss) on extinguishment of debt	(14,785)	—	(17,119)	6,391
Other income	1,964	3,018	5,990	22,726
Interest expense	(44,737)	(39,470)	(123,722)	(114,652)
Income (loss) before income taxes	(339,185)	39,995	(267,160)	(216,275)
Income tax benefit (expense)	11,011	(425)	591	8,124
Net income (loss)	$(328,174)	$39,570	$(266,569)	$(208,151)
Net income (loss) per share:
Basic	$(1.29)	$0.17	$(1.07)	$(0.95)
Diluted	$(1.29)	$0.16	$(1.07)	$(0.95)
Weighted-average shares outstanding:
Basic	254,074	229,719	248,564	219,989
Diluted	254,074	242,632	248,564	219,989
(1) Includes share-based compensation expense as follows:
Cost of revenue	$2,573	$1,855	$8,233	$4,621
Sales and marketing	12,733	8,631	35,970	24,740
Technology and development	28,077	19,555	89,119	59,664
General and administrative	36,022	18,918	98,151	56,080
Total	$79,405	$48,959	$231,473	$145,105
Other Financial Data:
Income (loss) before income taxes:
Homes segment	$(421,604)	$(75,617)	$(539,424)	$(253,633)
IMT segment	130,151	139,956	407,299	117,615
Mortgages segment	(5,643)	10,594	(25,148)	(2,791)
Corporate items (2)	(42,089)	(34,938)	(109,887)	(77,466)
Total income (loss) before income taxes	$(339,185)	$39,995	$(267,160)	$(216,275)
Adjusted EBITDA (3):
Homes segment	$(380,783)	$(59,176)	$(443,823)	$(195,079)
IMT segment	206,870	195,465	633,216	353,044
Mortgages segment	5,172	15,895	5,622	15,177
Total Adjusted EBITDA	$(168,741)	$152,184	$195,015	$173,142
(2) Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Operating activities
Net loss	$(266,569)	$(208,151)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	88,128	81,977
Share-based compensation	231,473	145,105
Amortization of right of use assets	17,610	18,364
Amortization of contract cost assets	31,874	26,554
Amortization of debt discount and debt issuance costs	72,215	75,414
Loss (gain) on extinguishment of debt	17,119	(6,391)
Impairment costs	—	76,800
Inventory valuation adjustment	304,359	—
Deferred income taxes	(3,200)	(8,124)
Other adjustments to reconcile net loss to cash provided by (used in) operating activities	12,813	948
Changes in operating assets and liabilities:
Accounts receivable	(88,618)	(14,483)
Mortgage loans held for sale	109,368	(88,817)
Inventory	(3,570,079)	643,265
Prepaid expenses and other assets	(70,254)	(16,385)
Contract cost assets	(22,380)	(31,833)
Lease liabilities	(20,675)	4,773
Accounts payable	17,891	12,239
Accrued expenses and other current liabilities	162,984	14,499
Accrued compensation and benefits	10,977	(2,331)
Deferred revenue	3,505	9,406
Other long-term liabilities	138	17,329
Net cash provided by (used in) operating activities	(2,961,321)	750,158
Investing activities
Proceeds from maturities of investments	1,696,077	1,160,271
Proceeds from sales of investments	—	116,394
Purchases of investments	(509,022)	(1,881,002)
Purchases of property and equipment	(45,441)	(72,420)
Purchases of intangible assets	(24,309)	(17,226)
Proceeds from sale of equity investment	—	10,000
Cash paid for acquisition, net	(496,741)	—
Net cash provided by (used in) investing activities	620,564	(683,983)
Financing activities
Proceeds from issuance of convertible senior notes, net of issuance costs	—	553,282
Proceeds from issuance of Class C capital stock, net of issuance costs	544,557	411,522
Proceeds from issuance of term loan, net of issuance costs	443,399	—
Proceeds from borrowings on credit facilities	2,639,468	97,437
Repayments of borrowings on credit facilities	(534,625)	(674,658)
Net borrowings (repayments) on warehouse line of credit and repurchase agreements	(100,717)	87,667
Settlement of convertible senior notes	(1,297)	(194,670)
Proceeds from exercise of stock options	97,550	371,226
Value of equity awards withheld for tax liability	(128)	(2)
Net cash provided by financing activities	3,088,207	651,804
Net increase in cash, cash equivalents and restricted cash during period	747,450	717,979
Cash, cash equivalents and restricted cash at beginning of period	1,778,935	1,230,909
Cash, cash equivalents and restricted cash at end of period	$2,526,385	$1,948,888
Supplemental disclosures of cash flow information
Cash paid for interest	$58,190	$36,787
Noncash transactions:
Write-off of fully amortized intangible assets	$55,099	$—
Write-off of fully depreciated property and equipment	37,606	13,100
Beneficial interest in securitization	24,558	—
Capitalized share-based compensation	19,006	13,020
Derecognition of operating right of use assets and lease liabilities	11,919	—
Property and equipment purchased on account	2,272	1,645

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss), as reported	$(328,174)	$39,570	$(266,569)	$(208,151)
Share-based compensation	79,405	48,959	231,473	145,105
Impairment costs	—	—	—	76,800
Acquisition-related costs	3,235	—	7,723	—
Loss (gain) on extinguishment of debt	14,785	—	17,119	(6,391)
Income taxes	(11,011)	425	(591)	(8,124)
Net income (loss), adjusted	$(241,760)	$88,954	$(10,845)	$(761)
Non-GAAP net income (loss) per share:
Basic	$(0.95)	$0.39	$(0.04)	$—
Diluted	$(0.95)	$0.37	$(0.04)	$—
Weighted-average shares outstanding:
Basic	254,074	229,719	248,564	219,989
Diluted	254,074	242,946	248,564	219,989
Diluted non-GAAP net income (loss) per share for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income (loss) per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Denominator for basic calculation	254,074	229,719	248,564	219,989
Effect of dilutive securities:
Option awards	—	8,933	—	—
Unvested restricted stock units	—	3,980	—	—
Class A common stock issuable upon conversion of the convertible notes maturing in 2020	—	314	—	—
Denominator for dilutive calculation	254,074	242,946	248,564	219,989

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,186,158	$480,195	$70,290	$187,105	$415,389	$54,198
Cost of revenue	1,422,899	51,371	21,790	183,056	49,992	10,725
Gross profit	(236,741)	428,824	48,500	4,049	365,397	43,473
Operating expenses:
Sales and marketing	106,877	158,665	28,812	32,714	107,900	15,280
Technology and development	28,884	75,051	7,556	25,028	64,075	5,671
General and administrative	33,647	61,722	17,761	20,327	53,466	12,011
Acquisition-related costs	—	3,235	—	—	—	—
Total operating expenses	169,408	298,673	54,129	78,069	225,441	32,962
Income (loss) from operations	(406,149)	130,151	(5,629)	(74,020)	139,956	10,511
Segment other income	274	—	1,096	—	—	636
Segment interest expense	(15,729)	—	(1,110)	(1,597)	—	(553)
Income (loss) before income taxes (1)	$(421,604)	$130,151	$(5,643)	$(75,617)	$139,956	$10,594

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$2,667,455	$1,402,613	$194,995	$1,411,230	$1,026,394	$113,241
Cost of revenue	2,775,024	141,852	62,089	1,353,715	145,399	24,540
Gross profit	(107,569)	1,260,761	132,906	57,515	880,995	88,701
Operating expenses:
Sales and marketing	227,687	412,892	81,164	152,171	332,919	39,915
Technology and development	92,381	243,533	24,341	79,843	195,940	16,979
General and administrative	86,994	189,314	52,378	65,628	165,921	31,835
Impairment costs	—	—	—	—	73,900	2,900
Acquisition-related costs	—	7,723	—	—	—	—
Total operating expenses	407,062	853,462	157,883	297,642	768,680	91,629
Income (loss) from operations	(514,631)	407,299	(24,977)	(240,127)	112,315	(2,928)
Segment other income	274	—	3,834	—	5,300	1,223
Segment interest expense	(25,067)	—	(4,005)	(13,506)	—	(1,086)
Income (loss) before income taxes (1)	$(539,424)	$407,299	$(25,148)	$(253,633)	$117,615	$(2,791)
(1) The following table presents the reconciliation of total segment income (loss) before income taxes to consolidated income (loss) before income taxes for the periods presented (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Total segment income (loss) before income taxes	$(297,096)	$74,933	$(157,273)	$(138,809)
Corporate interest expense	(27,898)	(37,320)	(94,650)	(100,060)
Corporate other income	594	2,382	1,882	16,203
Gain (loss) on extinguishment of debt	(14,785)	—	(17,119)	6,391
Consolidated income (loss) before income taxes	$(339,185)	$39,995	$(267,160)	$(216,275)

Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table presents our visits and average monthly unique users for each of the periods presented (in millions):

	Three Months Ended September 30,		2020 to 2021 % Change
	2021	2020
Visits (1)	2,661.7	2,786.2	(4)%
Average monthly unique users (2)	226.6	236.2	(4)%

(1) Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2) Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.
The following table presents the number of homes sold through Zillow Offers for the periods presented:

	Three Months Ended September 30,		2020 to 2021 % Change
	2021	2020
Number of homes sold	3,032	583	420%

The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in thousands):

	Three Months Ended September 30,		2020 to 2021 % Change
	2021	2020
Purchase loan origination volume	$358,924	$163,728	119%
Refinance loan origination volume	753,629	353,360	113%
Total loan origination volume	$1,112,553	$517,088	115%

Non-GAAP Average Return on Homes Sold After Interest Expense

To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.

We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.

Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $(80,771) and $9,216 for three months ended September 30, 2021 and 2020, respectively.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended September 30, 2021		Three Months Ended September 30, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	3,032		583
Zillow Offers revenue	$1,172,693,000	$386,772	$185,904,000	$318,875
Operating costs:
Home acquisition costs (1)	1,074,790,000	354,482	169,285,000	290,369
Renovation costs (1)	22,344,000	7,369	8,029,000	13,772
Holding costs (1)(2)	7,312,000	2,412	2,736,000	4,693
Selling costs	40,405,000	13,326	7,526,000	12,909
Total operating costs	1,144,851,000	377,589	187,576,000	321,743
Interest expense (1)(2)	6,373,000	2,102	2,704,000	4,638
Return on homes sold after interest expense	$21,469,000	$7,081	$(4,376,000)	$(7,506)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $2.8 million and $2.0 million, respectively, of costs incurred in prior periods associated with homes sold in the third quarter of 2021 and $3.7 million and $2.0 million, respectively, of costs incurred in prior periods associated with homes sold in the third quarter of 2020.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended September 30,
Calculation of Average Gross Profit per Home	2021	2020
Zillow Offers revenue	$1,172,693,000	$185,904,000
Zillow Offers cost of revenue	1,417,590,000	180,531,000
Zillow Offers gross profit	$(244,897,000)	$5,373,000
Homes sold	3,032	583
Average Zillow Offers gross profit per home	$(80,771)	$9,216
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$(244,897,000)	$5,373,000
Holding costs included in sales and marketing (1)	(6,424,000)	(2,403,000)
Selling costs included in sales and marketing (2)	(40,405,000)	(7,526,000)
Interest expense (3)	(6,373,000)	(2,704,000)
Direct and indirect expenses included in cost of revenue (4)	316,119,000	783,000
Share-based compensation and depreciation and amortization included in cost of revenue	3,449,000	2,101,000
Return on homes sold after interest expense	$21,469,000	$(4,376,000)
Homes sold	3,032	583
Average return on homes sold after interest expense	$7,081	$(7,506)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $17.8 million and $1.0 million of holding costs included in sales and marketing expense for the three months ended September 30, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Zillow Offers average gross profit per home was $(16,104) and $13,871 for nine months ended September 30, 2021 and 2020, respectively.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Nine Months Ended September 30, 2021		Nine Months Ended September 30, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	7,083		4,414
Zillow Offers revenue	$2,645,697,000	$373,528	$1,408,832,000	$319,174
Operating costs:
Home acquisition costs (1)	2,357,576,000	332,850	1,268,448,000	287,370
Renovation costs (1)	64,028,000	9,040	67,393,000	15,268
Holding costs (1)(2)	16,391,000	2,314	18,341,000	4,155
Selling costs	96,860,000	13,675	60,009,000	13,595
Total operating costs	2,534,855,000	357,879	1,414,191,000	320,388
Interest expense (1)(2)	13,763,000	1,943	19,708,000	4,465
Return on homes sold after interest expense	$97,079,000	$13,706	$(25,067,000)	$(5,679)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $2.0 million and $1.6 million, respectively, of costs incurred in prior periods associated with homes sold in the nine months ended September 30, 2021 and $7.4 million and $8.9 million, respectively, of costs incurred in prior periods associated with homes sold in the nine months ended September 30, 2020.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Nine Months Ended September 30,
Calculation of Average Gross Profit per Home	2021	2020
Zillow Offers revenue	$2,645,697,000	$1,408,832,000
Zillow Offers cost of revenue	2,759,762,000	1,347,607,000
Zillow Offers gross profit	$(114,065,000)	$61,225,000
Homes sold	7,083	4,414
Average Zillow Offers gross profit per home	$(16,104)	$13,871
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$(114,065,000)	$61,225,000
Holding costs included in sales and marketing (1)	(14,142,000)	(18,008,000)
Selling costs included in sales and marketing (2)	(96,860,000)	(60,009,000)
Interest expense (3)	(13,763,000)	(19,708,000)
Direct and indirect expenses included in cost of revenue (4)	326,489,000	5,327,000
Share-based compensation and depreciation and amortization included in cost of revenue	9,420,000	6,106,000
Return on homes sold after interest expense	$97,079,000	$(25,067,000)
Homes sold	7,083	4,414
Average return on homes sold after interest expense	$13,706	$(5,679)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $27.0 million and $8.9 million of holding costs included in sales and marketing expense for the nine months ended September 30, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

Zillow Offers Supplemental Information

The weighted average days held for homes in inventory as of September 30, 2021 was 44 days. The weighted average days held for homes sold during the three and nine month periods ended September 30, 2021 was 74 days and 72 days, respectively.

The following table presents information on the geographic concentration of homes by state for each state where the value of homes in inventory exceeds 10% of our total inventory as of the date presented (in thousands, except number of homes and percentage of inventory, unaudited):

September 30, 2021
Geography	Number of Homes	Inventory Balance	% of Total Inventory
California	1,309	$781,045	21%
Florida	1,956	630,367	17
Texas	1,543	490,578	13
All other states	4,982	1,856,217	49
Total	9,790	$3,758,207	100%